Debt	9 Months Ended
Sep. 30, 2021
Debt Disclosure [Abstract]
Debt
Note 7. Debt

Outstanding debt, excluding finance leases and net of unamortized discount and issuance costs of $25 million as of September 30, 2021 and December 31, 2020, each, consisted of the following:

	September 30, 2021	December 31, 2020
Term Loan Facility due August 2024	$357	$359
Senior Secured Notes due July 2025	216	215
Senior Unsecured Notes due July 2025	372	372
Other	—	1
Total debt	945	947
Less: short-term debt and current portion of long-term debt	4	6
Long-term debt	$941	$941

The estimated fair value of the Term Loan Facility was $360 million and $358 million as of September 30, 2021 and December 31, 2020, respectively. The estimated fair value of the Senior Secured Notes was $251 million and $247 million as of September 30, 2021 and December 31, 2020, respectively. The estimated fair value of the Senior Unsecured Notes was $352 million and $354 million as of September 30, 2021 and December 31, 2020, respectively. The estimated fair values of the Term Loan Facility, Senior Secured Notes and Senior Unsecured Notes are based upon quoted market prices (Level 1).

The aggregate principal outstanding under our ABL Facility was nil as of September 30, 2021 and December 31, 2020, each.

Senior Credit Facilities

Our Senior Credit Facilities provide for first lien senior secured financing of up to $725 million, consisting of:

•the Term Loan Facility in an aggregate principal amount of $375 million, with a maturity of seven years; and
•the ABL Facility in an aggregate principal amount of up to $350 million, with a maturity of five years.

The Term Loan Facility amortizes in aggregate annual amounts equal to 1% of the original principal amount of the Term Loan Facility and is paid quarterly.

Availability to borrow the $350 million of commitments under the ABL Facility is subject to a borrowing base calculation comprised of accounts receivable and inventory in U.S., Canada, the U.K., Germany and accounts receivable in France and Spain, that fluctuate from time to time and may be further impacted by the lenders’ discretionary ability to impose reserves and availability blocks that might otherwise incrementally decrease borrowing availability. As a result, the aggregate amount available for extensions of credit under the ABL Facility at any time is the lesser of $350 million and the borrowing base calculated according to the formula described above minus the aggregate amount of extensions of credit outstanding under the ABL Facility at such time.

Borrowings under the Term Loan Facility bear interest at a rate equal to, at Venator’s option, either (a) a LIBOR based rate determined by reference to the costs of funds for Eurodollar deposits for the interest period relevant to such borrowing, adjusted for certain additional costs subject to an interest rate floor to be agreed or (b) a base rate determined by reference to the highest of (i) the rate of interest per annum determined from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City, (ii) the federal funds rate plus 0.50% per annum and (iii) the one-month adjusted LIBOR plus 1.00% per annum, in each case plus an applicable margin to be agreed upon. Borrowings under the ABL Facility bear interest at a variable rate equal to an applicable margin based on the applicable quarterly average excess availability under the ABL Facility plus either a LIBOR or a base rate. The applicable margin percentage is calculated and established once every three calendar months and varies from 150 to 200 basis points for LIBOR loans depending on the quarterly average excess availability under the ABL Facility for the immediately preceding three-month period. The Senior Credit Facilities contain covenants that are usual and customary for facilities of this type, including events of default and financial, affirmative and negative covenants. In addition, the ABL Facility contains a springing financial covenant that requires the Company and its restricted subsidiaries to maintain a consolidated fixed charge coverage ratio of at least 1:1 for certain periods of time, if borrowing availability is less than a specified threshold. The Senior Credit Facilities contain customary change of control provisions, the breach of which entitle the lenders to take various actions, including the acceleration of amounts due under the facility.

On October 15, 2021, we entered into the Amendment and Restatement Agreement, which amended and restated the ABL Credit Agreement. Among other things, the amendment provides for (i) an extension of the revolving loan commitments pursuant to the ABL Credit Agreement until October 15, 2026, or if earlier, 91 days prior to maturity date of any indebtedness in an amount in excess of $75 million and (ii) a reduction in the revolving loan commitments to $330 million.

Senior Secured Notes

On May 22, 2020, we completed an offering of $225 million in aggregate principal amount of senior secured notes (the "Senior Secured Notes") due on July 1, 2025 at 98% of their face value. The Senior Secured Notes are obligations of our wholly owned subsidiaries, Venator Finance S.à r.l. and Venator Materials LLC (the "Issuers") and bear interest of 9.5% per year payable semi-annually in arrears. The Senior Secured Notes are guaranteed on a senior secured basis by Venator and each of Venator's restricted subsidiaries (other than the Issuers and certain other excluded subsidiaries) that is a guarantor under Venator's Term Loan Facility and ABL Facility. The Senior Secured Notes are
secured on a first-priority basis by liens on all of the assets that secure the Term Loan Facility on a first-priority basis and are secured on a second-priority basis in all inventory, accounts receivable, deposit accounts, securities accounts, certain related assets and other current assets that secure the ABL Facility on a first-priority basis and the Term Loan Facility on a second-priority basis, in each case, other than certain excluded assets. The Senior Secured Notes contain covenants that are usual and customary for facilities of this type, including events of default and financial, affirmative and negative covenants. Upon the occurrence of certain change of control events, holders of the Venator Senior Secured Notes will have the right to require that the Issuers purchase all or a portion of such holder’s Senior Secured Notes in cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.

Senior Unsecured Notes

Our Senior Unsecured Notes are general unsecured senior obligations of the Issuers and are guaranteed on a general unsecured senior basis by Venator and certain of Venator’s subsidiaries. The indenture related to the Senior Unsecured Notes imposes certain limitations on the ability of Venator and certain of its subsidiaries to, among other things, incur additional indebtedness secured by any principal properties, incur indebtedness of non-guarantor subsidiaries, enter into sale and leaseback transactions with respect to any principal properties and consolidate or merge with or into any other person or lease, sell or transfer all or substantially all of its properties and assets. The Senior Unsecured Notes bear interest of 5.75% per year payable semi-annually and will mature on July 15, 2025. The Senior Unsecured Notes will be redeemable in whole or in part at any time on or after July 15, 2020 at the redemption prices set forth in the indenture, plus accrued and unpaid interest, if any, up to, but not including, the redemption date. Upon the occurrence of certain change of control events (other than the separation), holders of the Venator Senior Unsecured Notes will have the right to require that the Issuers purchase all or a portion of such holder’s Senior Unsecured Notes in cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.

Guarantees

All obligations under the Senior Credit Facilities are guaranteed by Venator and substantially all of our subsidiaries (the "Guarantors"), and are secured by substantially all of the assets of Venator and the Guarantors, in each case subject to certain exceptions. Lien priority as between the Term Loan Facility and the ABL Facility with respect to the collateral will be governed by an intercreditor agreement.

Letters of Credit
As of September 30, 2021 we had $69 million of issued and outstanding letters of credit and bank guarantees to third parties. Of this amount, $36 million were issued by various banks on an unsecured basis with the remaining $33 million issued from our secured ABL Facility.